SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED JULY 27, 2004






--------------------------------------------------------------------------------


                           $401,361,000 (APPROXIMATE)


                            [IRWIN HOME EQUITY LOGO]


               IRWIN HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1


                       IRWIN HOME EQUITY LOAN TRUST 2004-1
                                     ISSUER


              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                                    DEPOSITOR


                       IRWIN UNION BANK AND TRUST COMPANY
                         ORIGINATOR AND MASTER SERVICER


                          IRWIN HOME EQUITY CORPORATION
                                   SUBSERVICER



                                  JULY 27, 2004


--------------------------------------------------------------------------------


      CREDIT SUISSE FIRST BOSTON                       BEAR, STEARNS & CO. INC.
             LEAD MANAGER                                    CO-MANAGER

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Notes. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

OFFERED NOTES (A), (B)

$401,361,000 (APPROXIMATE)
SUBJECT TO REVISION

                       APPROXIMATE                                                                                   PRINCIPAL
OFFERED               INITIAL NOTE                                                           AVG LIFE TO              LOCKOUT
SECURITIES             BALANCE(C)              COUPON                 ENHANCEMENT            CALL (YEARS)             (MONTHS)
=================================================================================================================================
Class IA-1            $292,054,000           Floater(d)              Ambac Wrapped              2.59                     0
Class IIA-1             84,532,000           Floater(e)           Senior/Subordinate            3.04                     0
Class IIM-1             10,690,000           Floater(f)           Senior/Subordinate            6.67                     39
Class IIM-2              7,784,000           Floater(f)           Senior/Subordinate            6.67                     39
Class IIB-1              6,301,000           Floater(f)           Senior/Subordinate            6.67                     39

=================================================================================================================================


                       PRINCIPAL                 INITIAL
OFFERED                  WINDOW                  RATINGS                                           LOAN              LEGAL FINAL
SECURITIES              (MONTHS)              (MOODY'S/S&P)            COLLATERAL TYPE             GROUP            PAYMENT DATE
=================================================================================================================================
Class IA-1               1 - 83                  Aaa/AAA             HELOC100 / HELOC125             I               12/25/2024
Class IIA-1             1 - 119                  Aaa/AAA             FIRST/HEL100/HEL125             II              12/25/2034
Class IIM-1             40 - 119                 Aa2/AA              FIRST/HEL100/HEL125             II              12/25/2034
Class IIM-2             40 - 119                  A2/A               FIRST/HEL100/HEL125             II              12/25/2034
Class IIB-1             40 - 119                Baa2/BBB             FIRST/HEL100/HEL125             II              12/25/2034

Note:
(a)  Prepayment Assumptions:
     o Group I Loans: (HELOC): 4% CPR building to 36% CPR over 12 months, 4% draw rate (CDR); (HELOC125): 2% CPR building to 26% CPR over 12 months, 2% draw rate (CDR).
     o Group II Loans: (FIRST and HEL 100) 2% CPR building to 25% CPR over 12 months; (HEL 125) 2% CPR building to 18% CPR over 20 months.
(b) Transaction priced to 10% clean-up call; after the clean-up call date, the margin on the Class IA-1 notes and Class IIA-1 notes then outstanding will increase by 2x, and the margin on the Class IIM-1 notes, Class IIM-2 notes, and the Class IIB-1 notes then outstanding will increase by 1.5x.
(c) The initial note balances shown above are subject to a permitted variance of plus or minus 5%
(d) On any payment date, equal to the least of (i) LIBOR plus [ ]% per annum (or, for any payment on or after the Step-Up Date for loan group I, LIBOR plus [ ]% per annum (original margin times 2)), (ii) the weighted average net mortgage interest rate of the mortgage loans in loan group I, and (iii) [15.00]% per annum. The "Step-Up Date" for each loan group is the first payment date on which the aggregate outstanding principal balance of the mortgage loans in that loan group is less than 10% of the sum of (a) the aggregate principal balance of the mortgage loans in that loan group as of the cut-off date plus (b), in the case of loan group I, the amount on deposit in the pre-funding account on the closing date.
(e) On any payment date, equal to the least of (i) LIBOR plus [ ]% per annum (or, for any payment on or after the Step-Up Date for loan group II, LIBOR plus [ ]% per annum (original margin times 2)), (ii) the weighted average net mortgage interest rate of all of the mortgage loans in loan group II and (iii) [9.50]% per annum.
(f) On any payment date, equal to the least of (i) LIBOR plus the applicable margin per annum (or, for any payment on or after the Step-Up Date for loan group II, LIBOR plus the original applicable margin times 1.5), (ii) the weighted average net mortgage interest rate of all of the mortgage loans in loan group II, and (iii) [9.50]% per annum.

[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

TRANSACTION OVERVIEW

 TITLE OF THE OFFERED NOTES:           Irwin Home Equity Loan-Backed Notes,
                                       Series 2004-1.

 ISSUER:                               Irwin Home Equity Loan Trust 2004-1.

 DEPOSITOR:                            Credit Suisse First Boston Mortgage
                                       Acceptance Corp.

 CLASS IA-1 ENHANCER:                  Ambac Assurance Corporation ("Ambac"),
                                       rated Aaa by Moody's and AAA by S&P.

 ORIGINATOR AND MASTER SERVICER:       Irwin Union Bank and Trust Company.

 SUBSERVICER:                          Irwin Home Equity Corporation.

 OWNER TRUSTEE:                        Wilmington Trust Company.

 INDENTURE TRUSTEE:                    US Bank, National Association.

 CUSTODIAN:                            Wells Fargo Bank, National Association.

 STATISTICAL CALCULATION DATE:         The close of business on June 30, 2004.

 CUT-OFF DATE:                         The close of business on July 31, 2004
                                       for the mortgage loans to be delivered on the closing date. In the case of any mortgage loans sold to the issuer after the closing date, the applicable sale date of such mortgage loan to the issuer.

 CLOSING DATE:                         On or about August 6, 2004.

 PAYMENT DATES:                        Beginning in September 2004 on the 25th
                                       day of each month or, if the 25th day is not a business day, on the next business day.

 FORM OF OFFERED NOTES:                Book-entry form, same day funds through
                                       DTC, Clearstream or Euroclear.

 NOTES: Group I Notes: The Class IA-1 notes and the Group I variable funding notes.

                                       Group II Notes: The Class IIA-1 notes,
                                       the Class IIM-1 notes, the Class IIM-2
                                       notes, and the Class IIB-1 notes.

 THE VARIABLE FUNDING NOTES:           In addition to the offered notes, the
                                       trust will also issue with respect to
                                       loan group I the Irwin Home Equity
                                       Loan-Backed Variable Funding Notes,
                                       Series 2004-1. The Group I variable
                                       funding notes will not be offered hereby.
                                       The Group I variable funding notes will
                                       have a variable funding balance of $0 on the closing date. Any information concerning the Group I variable funding notes included herein is only included to provide you with a better understanding of the offered notes.

                                       During the managed amortization period,
                                       if principal collections on the mortgage loans in loan group I are insufficient to fund all of the additional balances on the home equity lines of credit arising during the related collection period, the variable funding balance will be increased by the shortfall.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

 THE CERTIFICATES:                     The trust will also issue Irwin Home
                                       Equity Loan-Backed Certificates, Series
                                       2004-1, which will not be offered hereby.
                                       Any information concerning the
                                       certificates included herein is only
                                       included to provide you with a better
                                       understanding of the offered notes. The
                                       certificates will be subordinated to the offered notes and the variable funding notes. The certificates will be issued pursuant to the trust agreement and will represent the beneficial ownership interests in the trust.

 MORTGAGE LOAN GROUPS:                 The mortgage loans assigned and
                                       transferred to the issuer and pledged to the indenture trustee as of the closing date will be divided into two loan groups.

                                       The statistical information presented in these computational materials reflects the pool of mortgage loans as of the statistical calculation date.

                                       Loan group I will consist of (i)
                                       adjustable-rate home equity lines of
                                       credit, with combined loan-to-value
                                       ratios up to 100% secured by first or
                                       second mortgages or deeds of trust on
                                       residential properties; and (ii)
                                       adjustable-rate home equity lines of
                                       credit, with combined loan-to-value
                                       ratios up to 125% secured by second
                                       mortgages or deeds of trust on
                                       residential properties.

                                       Loan group II will include mortgage loans which consist of (i) fixed-rate, closed-end loans with combined loan-to-value ratios generally up to 100% secured by first mortgages or deeds of trust on residential properties; (ii) fixed-rate, closed-end home equity loans with combined loan-to-value ratios generally up to 100% secured by first or second mortgages or deeds of trust on residential properties; and (iii) fixed-rate, closed-end home equity loans with combined loan-to-value ratios generally up to 125% secured by second mortgages or deeds of trust on residential properties.

 GROUP I PRE-FUNDING ACCOUNT:          The trust will establish a pre-funding
                                       account with respect to loan group I. On the closing date, approximately
                                       $[34,000,000] will be deposited in the
                                       pre-funding account from the proceeds of the sale of the Class IA-1 Notes. During the period from the closing date until the earliest of (i) the date on which the amount on deposit in the pre-funding account is less than $100,000, (ii) the date on which a rapid amortization event occurs or (iii) [November 6, 2004], the depositor may deliver subsequent mortgage loans for inclusion in loan group I in exchange for a corresponding release of money from the pre-funding account. Any amounts remaining in the pre-funding account on the payment date which immediately follows the end of the pre-funding period will be applied as a payment of principal on the Group I
                                       Notes.

 OPTIONAL REDEMPTION:                  With respect to each of the two loan
                                       groups, the master servicer may, at its
                                       option repurchase all, but not less than all, of the mortgage loans in such loan group on any payment date on which the aggregate outstanding principal balance of the mortgage loans in such loan group
                                       (after applying payments received in the related collection period) is less than 10% of the aggregate principal balance of the mortgage loans in such loan group as of the cut-off date plus, in the case of loan group I, the amount on deposit in the pre-funding account on the closing date. No such optional repurchase for loan group I will be permitted without the prior written consent of the enhancer if it would result in a draw on the financial guaranty insurance policy.

                                       The purchase price for the mortgage loans in a loan group will equal the lesser of
                                       (a) the outstanding principal balance of such mortgage loans and (b) the fair market

[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                                       value of the mortgage loans in such loan group. However, the master servicer may not exercise the option if the purchase price for the mortgage loans in a loan group does not equal or exceed the sum of all accrued and unpaid interest (including interest carry-forward amounts on the related class or classes of notes, amounts owing to the indenture trustee and in the case of loan group I, amounts owing to enhancer under insurance agreement) and the outstanding principal balance of the related class or classes of notes.

                                       An exercise of the optional redemption
                                       for any loan group will cause the
                                       aggregate outstanding principal balance
                                       of the related class or classes of
                                       offered notes to be paid in full sooner
                                       than it otherwise would have been paid.

 OPTIONAL PURCHASE:                    The originator will have the option to
                                       purchase, at any time, five mortgage
                                       loans in each loan group at a purchase
                                       price equal to the outstanding principal balance of the mortgage loans purchased plus accrued interest. An exercise of this optional purchase will cause a prepayment of principal on the offered notes in that loan group.

 SMMEA ELIGIBILITY:                    The offered notes will not be "mortgage
                                       related securities" for purposes of the
                                       Secondary Mortgage Market Enhancement Act of 1984. You should consult your legal advisors in determining whether and to what extent the offered notes constitute legal investments for you.

 ERISA ELIGIBILITY:                    Subject to important considerations, the
                                       depositor expects that the offered notes may be purchased by persons investing assets of employee benefit plans or individual retirement accounts. Plans should consult with their legal advisors before investing in the offered notes.

 TAX STATUS:                           For federal income tax purposes, the
                                       offered notes will be treated as debt.
                                       The trust itself will not be subject to
                                       tax.

[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

PRIORITY OF PAYMENTS

INTEREST PAYMENTS

Interest payments on each class of the offered notes will be made monthly on each payment date, beginning in September 2004, at the respective note rates described above. Interest on the Class IA-1, Class IIA-1, Class IIM-1, Class IIM-2 and Class IIB-1 notes for each payment date will accrue from the preceding payment date (or, in the case of the first payment date, from the closing date) through the day before that payment date, on the basis of the actual number of days in that interest period and a 360-day year.

The note rate on the Group I variable funding notes for any payment date will not exceed the note rate on the Class IA-1 notes for the related interest period.

To the extent the note rate of any class of notes is limited by the weighted average net mortgage interest rate of the mortgage loans in the related loan group, such notes may receive interest up to the applicable LIBOR rate as an interest carry-forward amount on subsequent payment dates. Notwithstanding such carry-forward, the interest rates are subject to maximum rates.

PRINCIPAL PAYMENTS

On each payment date during the managed amortization period, the aggregate amount payable as principal of the Group I Notes will be equal to principal collections for loan group I for that payment date, less the amount of any additional balances created with respect to mortgage loans in loan group during the related collection period, as further described herein. The managed amortization period for the Group I Notes will be the period beginning on the closing date and ending on the earlier of August 25, 2009 and the occurrence of an amortization event. On each payment date after the end of the managed amortization period, the aggregate amount payable as principal of the Group I Notes will be equal to principal collections for loan group I for that payment date.

On the payment date which immediately follows the end of the pre-funding period, any amount remaining in the Group I Pre-Funding Account will be applied as a payment of principal on the Group I Notes.

Payments of principal that are allocated to the Group I Notes will be paid to the Class IA-I notes and the Group I variable funding notes pro rata based on their outstanding principal balance and variable funding balance, respectively, until paid in full.

The right of the Class IIA-1 notes to receive principal payments will be senior to the right of the subordinate Group II Notes.

In addition, on each payment date, to the extent of funds available for that purpose, holders of the offered notes entitled to receive principal payments on that payment date and the holders of the variable funding notes will be entitled to receive certain additional amounts in reduction of their principal balances (or variable funding balance in the case of the variable funding notes), generally equal to liquidation loss amounts and amounts to increase the level of overcollateralization, in each case for the related loan group, as further described herein.

In no event will principal payments on a class of offered notes on any payment date exceed the related principal balance (or the variable funding balance in the case of the variable funding notes) on that payment date.

For at least 36 months after the closing date, no principal payments will be distributed to the subordinate Group II Notes, unless the principal balances of the Class IIA-1 notes have been reduced to zero. In addition, if on any payment date certain loss or delinquency tests are not satisfied, amounts otherwise payable to the subordinate Group II Notes

[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

with respect to principal will be paid to the Class IIA-1 notes, and the subordinate Group II Notes will receive no distributions of principal on that payment date.

On the related legal final payment date, principal will be due and payable on the offered notes in an amount equal to the related principal balance remaining outstanding on that payment date.

The payment of principal to the subordinate Group II Notes after the step-down date is subject to the following loss and delinquency tests:

o satisfaction of a cumulative liquidation loss amount test such that the fraction (expressed as a percentage) of cumulative liquidation loss amounts in loan group II as of the respective payment date divided by the initial aggregate principal balance of the mortgage loans in loan group II is less than or equal to the percentage set forth below for the related collection period specified below:

--------------------------------------------------------------------------------
                           LOAN GROUP II
--------------------------------------------------------------------------------
 Months 37-48              [10.00]% in the first month plus an additional 1/12th
                           of [3.25]% for every month thereafter
 Month 49 and thereafter   [13.25]%
--------------------------------------------------------------------------------

o satisfaction of a delinquency test such that the three-month rolling average of the aggregate principal balance of the mortgage loans in loan group II that are 60 days or more delinquent (including all mortgage loans in loan group II that are in foreclosure and mortgage loans in loan group II for which the related mortgaged property constitutes REO property, but excluding liquidated mortgage loans in loan group II) in the payment of principal and interest is less than [ ]% of the senior enhancement percentage, which percentage is computed for each payment date as the principal balance of the mortgage loans in loan group II minus the aggregate principal balance of the senior Group II Notes divided by the principal balance of the mortgage loans in loan group II.







[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

PRIORITY OF PAYMENTS ON THE GROUP I NOTES

Payments of principal and interest on the mortgage loans in loan group I will be collected each month. After retaining its master servicing fee and amounts that reimburse the master servicer or the subservicer for reimbursable expenses on loan group I, the master servicer will forward all collections on such mortgage loans to the indenture trustee and on each payment date these amounts, plus any insured payment by the enhancer with respect to the Group I Notes will be allocated as follows:

o first, to the holders of the certificates, any prepayment charges which have been collected;

o second, to pay the enhancer the accrued and unpaid premium for the policy and to pay the indenture trustee any accrued and unpaid indenture trustee fees and reimbursable expenses with respect to the Group I Notes;

o third, to pay the accrued and unpaid interest due on the Class IA-I notes and the variable funding notes, pro rata, at their respective note rates;

o fourth, to pay as principal on the Class IA-I notes and the variable funding notes, pro rata, an amount equal to principal collections on the mortgage loans in loan group I, minus any principal collections used to purchase additional balances, and any overcollateralization release amount;

o fifth, to pay to the Class IA-I notes and the variable funding notes, pro rata, an amount equal to the liquidation loss distribution amount on the mortgage loans in loan group I for such payment date, together with any liquidation loss distribution amounts remaining undistributed from any preceding payment date;

o sixth, to reimburse the enhancer for any unreimbursed draws made on the policy for the Group I Notes, with interest thereon;

o seventh, to pay to the Class IA-I notes and the variable funding notes, pro rata, the amount, if any, necessary to increase the amount of overcollateralization for the Group I Notes to the required overcollateralization level;

o eighth, to pay the enhancer any other amounts owed to it pursuant to the insurance agreement, with interest thereon;

o ninth, to pay the indenture trustee, the owner trustee, the master servicer and the administrator any unpaid expenses and other reimbursable amounts owed to the indenture trustee, the owner trustee, the master servicer and the administrator with respect to the Group I Notes;

o tenth, to pay as interest on the Class IA-I notes and the variable funding notes, pro rata, any unpaid interest carry-forward amounts, together with interest thereon;

o eleventh, to the Group II Notes for application of clauses fifth through eighth under "-Priority of Payments on the Group II Notes" below, an amount equal to the liquidation loss distribution amount on the mortgage loans in loan group II for such payment date, together with any liquidation loss distribution amounts remaining undistributed from any preceding payment date and interest thereon and application of clauses eighteenth through twenty-first under "-Priority of Payments on the Group II Notes" below, any reductions of related principal balances, in each case after giving effect to payments made from loan group II with respect to such payment date; and

o    twelfth, any remaining amounts to the holders of the certificates.


PRIORITY OF PAYMENTS ON THE GROUP II NOTES

Payments of principal and interest on the mortgage loans in loan group II will be collected each month. After retaining its master servicing fee and amounts that reimburse the master servicer or the subservicer for reimbursable expenses on loan group II, the master servicer will forward all collections on such mortgage loans to the indenture trustee and on each payment date these amounts, plus any interest rate cap payments will be allocated as follows:

o first, to the holders of the certificates, any prepayment charges which have been collected;

o second, to pay the indenture trustee any accrued and unpaid indenture trustee fees and reimbursable expenses with respect to the Group II Notes;

[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

o third, to pay accrued and unpaid interest due on the principal balances of the Group II Notes at the respective note rates as follows:

     (i) first, to the senior Group II Notes in accordance with the amount of accrued interest due thereon;

     (ii)   second, to the Class IIM-1 notes;

     (iii)  third, to the Class IIM-2 notes; and

     (iv)   fourth, to the Class IIB-1 notes.

o fourth, to pay as principal on the Group II Notes, an amount equal to principal collections on the mortgage loans in loan group II, minus any overcollateralization release amount, as follows:

     (i) first, to the Class IIA-1 notes until the principal balance of the Class IIA-1 notes has been reduced to the Senior Group II Optimal Principal Balance for that payment date;

     (ii) second, to the Class IIM-1 notes, until the principal balance of the Class IIM-1 notes has been reduced to the Class IIM-1 Optimal Principal Balance for that payment date;

     (iii) third, to the Class IIM-2 notes, until the principal balance of the Class IIM-2 notes has been reduced to the Class IIM-2 Optimal Principal Balance for that payment date; and

     (iv) fourth, to the Class IIB-1 notes, until the principal balance of the Class IIB-1 notes has been reduced to the Class IIB-1 Optimal Principal Balance for that payment date.

o fifth, to pay to the Class IIA-1 notes until the principal balance of the Class IIA-1 notes has been reduced to the Senior Group II Optimal Principal Balance for that payment date, an amount equal to the liquidation loss distribution amount on the mortgage loans in loan group II for such payment date, together with any liquidation loss distribution amounts remaining undistributed from any preceding payment date;

o sixth, to pay to the Class IIM-1 notes, until the principal balance of the Class IIM-1 notes has been reduced to the Class IIM-1 Optimal Principal Balance for that payment date, an amount equal to the liquidation loss distribution amount on the mortgage loans in loan group II for such payment date, together with any liquidation loss distribution amounts remaining undistributed from any preceding payment date, to the extent not paid to the holders of the senior Group II Notes under clause fifth above;

o seventh, to pay to the Class IIM-2 notes, until the principal balance of the Class IIM-2 notes has been reduced to the Class IIM-2 Optimal Principal Balance for that payment date, an amount equal to the liquidation loss distribution amount on the mortgage loans in loan group II for such payment date, together with any liquidation loss distribution amounts remaining undistributed from any preceding payment date, to the extent not paid to the holders of the senior Group II Notes or the Class IIM-1 notes under clauses fifth and sixth above, respectively;

o eighth, to pay to the Class IIB-1 notes, until the principal balance of the Class IIB-1 notes has been reduced to the Class IIB-1 Optimal Principal Balance for that payment date, an amount equal to the liquidation loss distribution amount on the mortgage loans in loan group II for such payment date, together with any liquidation loss distribution amounts remaining undistributed from any preceding payment date, to the extent not paid to the holders of the senior Group II Notes, the Class IIM-1 notes or the Class IIM-2 notes under clauses fifth, sixth and seventh above, respectively;

o ninth, to pay to the Class IIA-1 notes until the principal balance of the Class IIA-1 notes has been reduced to the Class IIA-1 Optimal Principal Balance for that payment date, the amount, if any, necessary to increase the amount of overcollateralization for the Group II Notes to the required overcollateralization level;

o tenth, to pay to the Class IIM-1 notes, until the principal balance of the Class IIM-1 notes has been reduced to the Class IIM-1 Optimal Principal Balance for that payment date, the amount, if any, necessary to increase the amount of

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     overcollateralization for the Group II Notes to the required over-collateralization level to the extent not previously distributed to the senior Group II Notes pursuant to clause ninth above;

o eleventh, to pay to the Class IIM-2 notes, until the principal balance of the Class IIM-2 notes has been reduced to the Class IIM-2 Optimal Principal Balance for that payment date, the amount, if any, necessary to increase the amount of overcollateralization for the Group II Notes to the required over-collateralization level to the extent not previously distributed to the senior Group II Notes or the Class IIM-1 notes pursuant to clauses ninth and tenth above, respectively;

o twelfth, to pay to the Class IIB-1 notes, until the principal balance of the Class IIB-1 notes has been reduced to the Class IIB-1 Optimal Principal Balance for that payment date, the amount, if any, necessary to increase the amount of overcollateralization for the Group II Notes to the required over-collateralization level to the extent not previously distributed to the senior Group II Notes, the Class IIM-1 notes or the Class IIM 2 notes pursuant to clauses ninth, tenth and eleventh above, respectively;

o thirteenth, to pay the indenture trustee, the owner trustee, the master servicer and the administrator, any unpaid expenses and other reimbursable amounts owed to the indenture trustee, the owner trustee, the master servicer and the administrator with respect to the Group II Notes;

o fourteenth, to pay the holders of the Class IIA-1 notes any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the applicable available funds cap rate), together with interest thereon;

o fifteenth, to pay the holders of the Class IIM-1 notes any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the applicable available funds cap rate), together with interest thereon;

o sixteenth, to pay the holders of the Class IIM-2 notes any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the applicable available funds cap rate), together with interest thereon;

o seventeenth, to pay the holders of the Class IIB-1 notes any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the applicable available funds cap rate), together with interest thereon; and

o eighteenth, to the holders of the Class IIA-1 notes, the amount, if any, by which the principal balance of the Class IIA-1 notes has been previously reduced due to loss allocation and unreimbursed, with interest thereon;

o nineteenth, to the holders of the Class IIM-1 notes, the amount, if any, by which the principal balance of the Class IIM-1 notes has been previously reduced due to loss allocation and unreimbursed, with interest thereon;

o twentieth, to the holders of the Class IIM-2 notes, the amount, if any, by which the principal balance of the Class IIM-2 notes has been previously reduced due to loss allocation and unreimbursed, with interest thereon;

o twenty-first, to the holders of the Class IIB-1 notes, the amount, if any, by which the principal balance of the Class IIB-1 notes has been previously reduced due to loss allocation and unreimbursed, with interest thereon;

o twenty-second, to the Group I Notes for application of clause fifth under "-Priority of Payments on the Group I Notes" an amount equal to the liquidation loss distribution amount on the mortgage loans in loan group I for such payment date, together with any liquidation loss distribution amounts remaining undistributed from any preceding payment date and interest thereon in each case after giving effect to payments made from loan group I with respect to such payment date; and

o    twenty-third, any remaining amounts to the holders of the certificates.

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CREDIT ENHANCEMENT

 EXCESS SPREAD:                        The weighted average mortgage loan rate
                                       for loan group I is generally expected to be higher than the sum of (a) the master servicing fee and the indenture trustee fee allocable to loan group I and the Group I Notes, (b) the premium payable to the enhancer, and (c) the weighted average note rate of the Group I Notes.
                                       The weighted average mortgage loan rate
                                       for loan group II is generally expected
                                       to be higher than the sum of (a) the
                                       master servicing fee and the indenture
                                       trustee fee allocable to loan group II
                                       and the Group II Notes, and (b) the
                                       weighted average note rate of the Group
                                       II Notes. On each payment date, excess
                                       spread generated during the related
                                       collection period for each loan group
                                       will be available to cover losses and
                                       build overcollateralization with respect to the related classes of offered notes.

 OVERCOLLATERALIZATION:                Excess interest on the mortgage loans in
                                       each loan group that is not needed to
                                       cover losses on the loans in that loan
                                       group will be used to make additional
                                       principal payments on the related classes of offered notes, until the aggregate principal balance of the mortgage loans in that loan group exceeds the aggregate principal balance of the related group of offered notes (including the Group I variable funding notes) by a specified amount. This excess will represent overcollateralization for each group of offered notes, which will absorb losses on the mortgage loans in the related loan group, to the extent of the overcollateralization, if the losses are not covered by the current period's excess interest with respect to that loan group. If the level of overcollateralization for a group of offered notes falls below what is required, the excess interest described above for the related loan group will be paid to the related classes of offered notes as principal, until the required level of overcollateralization for that group of offered notes is reached again.

 SUBORDINATION:                        To the extent no overcollateralization
                                       exists with respect to the Group II
                                       Notes, losses on the mortgage loans in
                                       loan group II during the related
                                       collection period in excess of amounts
                                       available to be paid on that payment date pursuant to clauses fifth through eighth above under "-Priority of Payments on the Group II Notes" will be allocated in full to the first class of notes listed below with a principal balance greater than zero:

                                       o  Class IIB-1 notes;

                                       o  Class IIM-2 notes; and

                                       o  Class IIM-1 notes.

                                       When this occurs, the principal balance
                                       of the class of subordinate Group II
                                       Notes to which the loss is allocated is
                                       reduced, without a corresponding payment of principal.

                                       If none of the subordinate Group II Notes remains outstanding, losses will be allocated among the senior Group II Notes in proportion to their remaining principal balances.

                                       The subordinate Group II Notes will not
                                       provide credit enhancement for the Group
                                       I Notes.

 LIMITED CROSS-COLLATERALIZATION:      Amounts in the related loan group that
                                       would have otherwise been distributed to the holders of the certificates will be used to pay liquidation loss distribution amounts on

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                                       the mortgage loans in non-related loan
                                       group for such payment date, together
                                       with any liquidation loss distribution
                                       amounts remaining undistributed from any preceding payment date and interest thereon for the non-related loan group.

 FINANCIAL GUARANTY INSURANCE POLICY:  The enhancer will unconditionally and irrevocably guarantee, subject to the
                                       provisions in the policy: (a) timely
                                       payment of current interest on the Group
                                       I Notes, (b) the amount of any principal losses on the Group I Notes not covered by excess spread or overcollateralization and (c) the payment of any outstanding principal on the Group I Notes on the final payment date of [12/25/2024]. The financial guaranty insurance policy is not cancelable for any reason.

                                       The financial guaranty insurance policy
                                       will not provide credit enhancement for
                                       the Group II Notes.






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SUMMARY OF TERMS

 CLASS IIB-1 OPTIMAL PRINCIPAL         "Class IIB-1 Optimal Principal Balance"
 BALANCE:                              means, with respect to any Payment Date
                                       prior to the Step-down Date, zero; and
                                       with respect to any other Payment Date,
                                       the aggregate Principal Balance of the
                                       Group II Mortgage Loans as of the
                                       preceding Determination Date minus the
                                       sum of (a) the aggregate Note balances of Class IIA-1 Notes, the Class IIM-1 Notes and the Class IIM-2 Notes (after taking into account payments made on such Payment Date in reduction of such Note balances), and (b) the
                                       Overcollateralization Target Amount for
                                       the Group II Notes and such Payment Date;
                                       provided, however, that, unless the Class
                                       IIB-1 Notes are the most senior notes
                                       then outstanding, the Class IIB-1 Optimal
                                       Principal Balance will not be reduced
                                       below the Class IIB-1 Optimal Principal
                                       Balance on the prior Payment Date unless the Loss and Delinquency Tests for Loan
                                       Group II are satisfied.

 CLASS IIM-1 OPTIMAL PRINCIPAL         "Class IIM-1 Optimal Principal Balance"
 BALANCE:                              means, with respect to any Payment Date
                                       prior to the Step-down Date, zero; and
                                       with respect to any other Payment Date,
                                       the aggregate Principal Balance of the
                                       Group II Mortgage Loans as of the
                                       preceding Determination Date minus the
                                       sum of (a) the Note balance of the Class
                                       IIA-1 Notes (after taking into account
                                       payments made on such Payment Date in
                                       reduction of such Note balance), (b)
                                       approximately [25.70]% of the aggregate
                                       Principal Balance of the Group II
                                       Mortgage Loans as of the preceding
                                       Determination Date, and (c) the
                                       Overcollateralization Target Amount for
                                       the Group II Notes and such Payment Date;
                                       provided, however, that unless the Class
                                       IIM-1 Notes are the most senior class of notes then outstanding, the Class IIM-l
                                       Optimal Principal Balance will not be
                                       reduced below the Class IIM-1 Optimal
                                       Principal Balance on the prior Payment
                                       Date unless the Loss and Delinquency
                                       Tests for Loan Group II are satisfied.

 CLASS IIM-2 OPTIMAL PRINCIPAL         "Class IIM-2 Optimal Principal Balance"
 BALANCE:                              means, with respect to any Payment Date
                                       prior to the Step-down Date, zero; and
                                       with respect to any other Payment Date,
                                       the aggregate Principal Balance of the
                                       Group II Mortgage Loans as of the
                                       preceding Determination Date minus the
                                       sum of (a) the Note balances of Class
                                       IIA-1 Notes and the Class IIM-1 Notes
                                       (after taking into account payments made on such Payment Date in reduction of such Note balances), (b) approximately
                                       [11.50]% of the aggregate Principal
                                       Balance of the Group II Mortgage Loans as of the preceding Determination Date, and
                                       (c) the Overcollateralization Target
                                       Amount for the Group II Notes and such
                                       Payment Date; provided, however, that
                                       unless the Class IIM-2 Notes are the most senior class of notes then outstanding, the Class IIM-2 Optimal Principal Balance will not be reduced below the Class IIM-2
                                       Optimal Principal Balance on the prior
                                       Payment Date unless the Loss and
                                       Delinquency Tests for Loan Group II are
                                       satisfied.

 LIQUIDATED MORTGAGE LOAN:             "Liquidated Mortgage Loan" means a
                                       defaulted Mortgage Loan as to which the
                                       Master Servicer has determined that all
                                       amounts that it expects to recover on
                                       such Mortgage Loan have been recovered
                                       (exclusive of any possibility of a
                                       deficiency judgment).

 LIQUIDATION LOSS AMOUNT:              "Liquidation Loss Amount" means, with
                                       respect to any Payment Date and any
                                       Liquidated Mortgage Loan in a Loan Group, the unrecovered Principal Balance thereof at the end of the related Collection
                                       Period in which such Mortgage Loan became a Liquidated Mortgage Loan, after giving effect to the Liquidation Proceeds in connection therewith.

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 LIQUIDATION LOSS DISTRIBUTION         "Liquidation Loss Distribution Amount"
 AMOUNT: means, with respect to either Loan Group and any Payment Date, an amount equal to any Liquidation Loss Amounts incurred on the Mortgage Loans in the related Loan Group during the related Collection Period, plus any Liquidation Loss Amounts incurred on the Mortgage Loans in the related Loan Group remaining undistributed from any previous Payment Date. Any Liquidation Loss Amounts on the Mortgage Loans in either Loan Group remaining undistributed from any previous Payment Date will not be required to be paid to the related notes as a Liquidation Loss Distribution Amount to the extent that such Liquidation Loss Amounts were paid on those notes by means of a draw on the Policy in the case of the Group I Notes, a payment from collections on the Mortgage Loans in the related Loan Group, or were reflected in a reduction of the Overcollateralization Amount for that Loan Group or a reduction in the Subordinate Group II Notes in the case of the Group II Notes.

 MANAGED AMORTIZATION PERIOD:          "Managed Amortization Period" means the
                                       period beginning on the Closing Date and ending on the earlier of (i) August 25, 2009 and (ii) the occurrence of an amortization event.

 OVERCOLLATERALIZATION AMOUNT:         "Overcollateralization Amount" means,
                                       with respect to either Loan Group and any Payment Date, the excess, if any, of (x) the aggregate Principal Balance of all Mortgage Loans in the related Loan Group as of the close of business on the last day of the related Collection Period plus, in the case of loan group I, the amounts on deposit, if any, in the pre-funding account, over (y) the aggregate Note balance of the Notes related to such Loan Group, after taking into account the payment of the Principal
                                       Collection Distribution Amount and
                                       Liquidation Distribution Loss Amount for such Loan Group and Payment Date.

 OVERCOLLATERALIZATION INCREASE        "Overcollateralization Increase Amount"
 AMOUNT:                               means, with respect to either Loan Group
                                       and any Payment Date, the amount
                                       necessary to increase the
                                       Overcollateralization Amount to the
                                       Overcollateralization Target Amount for
                                       such Loan Group and Payment Date.

 OVERCOLLATERALIZATION RELEASE         "Overcollateralization Release Amount"
 AMOUNT:                               means, with respect to either Loan Group
                                       and any Payment Date, the excess, if any, of the Overcollateralization Amount over the Overcollateralization Target Amount for such Loan Group, after taking into account the payment of the Principal
                                       Collection Distribution Amount for such
                                       Note Group and Payment Date (other than
                                       the amount described in clause (1) of the definition of Principal Collection
                                       Distribution Amount).

 OVERCOLLATERALIZATION TARGET AMOUNT:  "Overcollateralization Target Amount"
                                       means:

                                       (i) with respect to the Group I Notes and any Payment Date prior to the Step-down Date, an amount equal to [10.00]% of the sum of (a) the initial aggregate balance of the loans assigned to loan group I on the closing date and (b) the amount deposited in the pre-funding account on the closing date. On or after the Step-down Date, the Overcollateralization Target Amount for the Group I Notes and any Payment Date will be equal to the lesser of (a) the Overcollateralization Target Amount for such Loan Group as of the initial Payment Date and (b) [20.00]% of the current aggregate collateral balance of such Loan Group (after applying payments received in the related Collection Period), but not lower than [0.50]% of the sum of (A) the initial aggregate balance of the loans assigned to loan group I as of the closing date and (B) the amount deposited in the pre-funding account on the closing date; provided, however, that the
                                       Overcollateralization Target Amount for
                                       the Group I

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                                       Notes and any Payment Date may be reduced
                                       with the prior written consent of the
                                       Rating Agencies and the Enhancer; and

                                       (ii) with respect to the Group II Notes
                                       and any Payment Date prior to the
                                       Step-down Date, an amount equal to
                                       [5.30]% of the initial aggregate
                                       collateral balance of such Loan Group. On or after the Step-down Date, the Overcollateralization Target Amount for the Group II Notes and any Payment Date will be equal to the lesser of (a) the Overcollateralization Target Amount for such Loan Group as of the initial Payment Date and (b) [10.60]% of the current aggregate collateral balance of such Loan Group (after applying payments received in the related Collection Period), but not lower than [0.50]% of the initial aggregate collateral balance of such Loan Group; provided, however, that the scheduled reduction to the
                                       Overcollateralization Target Amount for
                                       the Group II Notes shall not be made as
                                       of any Payment Date unless the Loss and
                                       Delinquency Tests are satisfied; and
                                       provided, further, that the
                                       Overcollateralization Target Amount for
                                       the Group II Notes and any Payment Date
                                       may be reduced with the prior written
                                       consent of the Rating Agencies.

 PRINCIPAL COLLECTIONS:                "Principal Collections" means, with
                                       respect to any Payment Date and Loan
                                       Group, the aggregate of the following
                                       amounts:

                                       (i) the total amount of payments made by or on behalf of the related Mortgagors, received and applied as payments of principal on the Mortgage Loans in such Loan Group during the related Collection Period, as reported by the Master Servicer or the related Subservicer;

                                       (ii) any Liquidation Proceeds allocable
                                       as a recovery of principal received in
                                       connection with the Mortgage Loans in
                                       such Loan Group during the related
                                       Collection Period;

                                       (iii) if such Mortgage Loan (or Mortgage
                                       Loans) in such Loan Group was repurchased by the Originator during the related Collection Period, 100% of the Principal Balance thereof as of the date of such purchase;

                                       (iv) with respect to loan group I only,
                                       any pre-funding account moneys remaining in the pre-funding account on the Payment Date immediately following the end of the pre-funding period; and

                                       (v) other amounts received as payments on or proceeds of the Mortgage Loans in such Loan Group during the related Collection Period, to the extent applied in reduction of the Principal Balance thereof.

 PRINCIPAL COLLECTION DISTRIBUTION     "Principal Collection Distribution
 AMOUNT:                               Amount" means, with respect to either
                                       Loan Group and any Payment Date, the
                                       total Principal Collections for the
                                       related Loan Group and Payment Date minus
                                       (1) any Overcollateralization Release
                                       Amount for such Loan Group and Payment
                                       Date, and (2) in the case of the Group I
                                       Notes only during the Managed
                                       Amortization Period, Principal
                                       Collections for Loan Group I used by the Trust to acquire Additional Balances during the related Collection Period.

 SENIOR ENHANCEMENT PERCENTAGE:        "Senior Enhancement Percentage" means,
                                       with respect to the Group II Notes and
                                       any Payment Date, the percentage obtained by dividing: the excess of (a) the aggregate Principal Balance of the Group
                                       II Mortgage Loans as of the first day of the related Collection Period over (b) the aggregate Note balance of the Class
                                       IIA-1 Notes immediately prior to such
                                       Payment Date, by the aggregate Principal
                                       Balance

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                                       of the Group II Mortgage Loans as of the
                                       first day of the related Collection
                                       Period.

 SENIOR GROUP II OPTIMAL PRINCIPAL     "Senior Group II Optimal Principal
 BALANCE:                              Balance" means, with respect to any
                                       Payment Date prior to the Step-down Date or after the Step-down Date if the Loss and Delinquency Tests for Loan Group II have not been satisfied, zero; and with respect to any other Payment Date, an amount equal to the aggregate Principal
                                       Balance of the Group II Mortgage Loans as of the preceding Determination Date minus the sum of (a) approximately [45.20]% of the aggregate Principal Balance of the Group II Mortgage Loans as of the preceding Determination Date and (b) the Overcollateralization Target Amount for the Group II Notes and such Payment Date.

 STEP-DOWN DATE:                       "Step-down Date" means:

                                       (i) with respect to the Group I Notes,
                                       the Payment Date which is the later to
                                       occur of (x) the Payment Date in March
                                       2007 and (y) the first Payment Date on
                                       which the balance of the mortgage loans
                                       in loan group I as of the end of the
                                       related due period is less than one-half of the sum of (i) the balance of the mortgage loans in loan group I as of the cut-off date and (ii) amounts deposited in the pre-funding account on the closing date; and

                                       (ii) with respect to the Group II Notes, the first Payment Date occurring in the Payment Date in September 2007 as to which the aggregate Note balance of the Class IIA-1 Notes (after applying payments received in the related Collection Period) will be reduced on such Payment Date (such determination to be made by the Master Servicer prior to the Indenture Trustee making actual distributions on such Payment Date) to an amount equal to the excess, if any, of
                                       (a) the aggregate Principal Balance of
                                       the Group II Mortgage Loans as of the
                                       close of business on the last day of the related Collection Period over (b) the greater of (x) approximately [10.60]% of the aggregate Principal Balance of the Group II Mortgage Loans as of the close of business on the last day of the related Collection Period, and (y) [5.30]% of the initial aggregate Principal Balance of the Group II Mortgage Loans.



[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

EFFECTIVE AVAILABLE FUNDS RATE SCHEDULE

CLASS IA-1 NOTES

--------------------------------------------------------------------------------
       MONTH    (%)(1)    (%)(2)                 MONTH   (%)(1)    (%)(2)
     Sep-04       NA       NA                 Mar-08      8.06     15.00
     Oct-04       NA       NA                 Apr-08      7.55     15.00
     Nov-04      7.18     14.29               May-08      7.81     15.00
     Dec-04      7.44     15.00               Jun-08      7.57     15.00
     Jan-05      7.20     14.72               Jul-08      7.83     15.00
     Feb-05      7.20     14.72               Aug-08      7.59     15.00
     Mar-05      7.97     15.00               Sep-08      7.60     15.00
     Apr-05      7.21     14.73               Oct-08      7.86     15.00
     May-05      7.46     15.00               Nov-08      7.62     15.00
     Jun-05      7.23     14.75               Dec-08      7.88     15.00
     Jul-05      7.48     15.00               Jan-09      7.63     15.00
     Aug-05      7.24     14.77               Feb-09      7.64     15.00
     Sep-05      7.25     14.78               Mar-09      8.47     15.00
     Oct-05      7.51     15.00               Apr-09      7.66     15.00
     Nov-05      7.27     14.80               May-09      7.93     15.00
     Dec-05      7.53     15.00               Jun-09      7.68     15.00
     Jan-06      7.29     14.82               Jul-09      7.95     15.00
     Feb-06      7.30     14.83               Aug-09      7.70     15.00
     Mar-06      8.10     15.00               Sep-09      7.71     15.00
     Apr-06      7.32     14.85               Oct-09      7.98     15.00
     May-06      7.58     15.00               Nov-09      7.73     15.00
     Jun-06      7.34     14.87               Dec-09      8.00     15.00
     Jul-06      7.60     15.00               Jan-10      7.75     15.00
     Aug-06      7.36     14.89               Feb-10      7.76     15.00
     Sep-06      7.37     14.90               Mar-10      8.60     15.00
     Oct-06      7.63     15.00               Apr-10      7.78     15.00
     Nov-06      7.39     14.92               May-10      8.05     15.00
     Dec-06      7.65     15.00               Jun-10      7.80     15.00
     Jan-07      7.41     14.95               Jul-10      8.07     15.00
     Feb-07      7.43     14.96               Aug-10      7.82     15.00
     Mar-07      8.23     15.00               Sep-10      7.83     15.00
     Apr-07      7.44     14.98               Oct-10      8.10     15.00
     May-07      7.70     15.00               Nov-10      7.85     15.00
     Jun-07      7.46     14.99               Dec-10      8.12     15.00
     Jul-07      7.72     15.00               Jan-11      7.87     15.00
     Aug-07      7.48     15.00               Feb-11      7.88     15.00
     Sep-07      7.49     15.00               Mar-11      8.73     15.00
     Oct-07      7.74     15.00               Apr-11      7.90     15.00
     Nov-07      7.50     15.00               May-11      8.17     15.00
     Dec-07      7.76     15.00               Jun-11      7.92     15.00
     Jan-08      7.52     15.00               Jul-11      8.19     15.00
     Feb-08      7.53     15.00
--------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 1.45% and prime rate remains constant at 4.25% and run at the Pricing Speed to call.
(2) Assumes 1-month LIBOR and prime rate instantaneously increase to 20% and run at the Pricing Speed to call subject to a hard cap of 15.00%.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

EFFECTIVE AVAILABLE FUNDS RATE SCHEDULE

CLASS II NOTES(1)

--------------------------------------------------------------------------------
MONTH      (%)          MONTH    (%)          MONTH    (%)          MONTH    (%)
Sep-04    9.18         Mar-07   9.50         Sep-09   9.32         Mar-12   9.50
Oct-04    9.49         Apr-07   9.26         Oct-09   9.50         Apr-12   9.39
Nov-04    9.18         May-07   9.50         Nov-09   9.33         May-12   9.50
Dec-04    9.49         Jun-07   9.26         Dec-09   9.50         Jun-12   9.39
Jan-05    9.18         Jul-07   9.50         Jan-10   9.33         Jul-12   9.50
Feb-05    9.18         Aug-07   9.27         Feb-10   9.33         Aug-12   9.39
Mar-05    9.50         Sep-07   9.27         Mar-10   9.50         Sep-12   9.39
Apr-05    9.19         Oct-07   9.50         Apr-10   9.34         Oct-12   9.50
May-05    9.50         Nov-07   9.27         May-10   9.50         Nov-12   9.40
Jun-05    9.19         Dec-07   9.50         Jun-10   9.34         Dec-12   9.50
Jul-05    9.50         Jan-08   9.28         Jul-10   9.50         Jan-13   9.40
Aug-05    9.20         Feb-08   9.28         Aug-10   9.35         Feb-13   9.40
Sep-05    9.21         Mar-08   9.50         Sep-10   9.35         Mar-13   9.50
Oct-05    9.50         Apr-08   9.29         Oct-10   9.50         Apr-13   9.41
Nov-05    9.21         May-08   9.50         Nov-10   9.35         May-13   9.50
Dec-05    9.50         Jun-08   9.29         Dec-10   9.50         Jun-13   9.41
Jan-06    9.22         Jul-08   9.50         Jan-11   9.36         Jul-13   9.50
Feb-06    9.22         Aug-08   9.29         Feb-11   9.36         Aug-13   9.41
Mar-06    9.50         Sep-08   9.30         Mar-11   9.50         Sep-13   9.41
Apr-06    9.23         Oct-08   9.50         Apr-11   9.36         Oct-13   9.50
May-06    9.50         Nov-08   9.30         May-11   9.50         Nov-13   9.42
Jun-06    9.23         Dec-08   9.50         Jun-11   9.37         Dec-13   9.50
Jul-06    9.50         Jan-09   9.31         Jul-11   9.50         Jan-14   9.42
Aug-06    9.24         Feb-09   9.31         Aug-11   9.37         Feb-14   9.42
Sep-06    9.24         Mar-09   9.50         Sep-11   9.37         Mar-14   9.50
Oct-06    9.50         Apr-09   9.31         Oct-11   9.50         Apr-14   9.42
Nov-06    9.24         May-09   9.50         Nov-11   9.38         May-14   9.50
Dec-06    9.50         Jun-09   9.32         Dec-11   9.50         Jun-14   9.43
Jan-07    9.25         Jul-09   9.50         Jan-12   9.38         Jul-14   9.50
Feb-07    9.25         Aug-09   9.32         Feb-12   9.38
--------------------------------------------------------------------------------

(1)  Run at the Pricing Speed to call subject to a hard cap of 9.50%.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                        0%PPC         50% PPC        75% PPC       100% PPC       125% PPC        150% PPC
------------------------------------------------------------------------------------------------------------------------------------
CLASS IA-1
  Average Life (Years)                       18.89          5.62            3.59          2.59           1.99            1.58
  Modified Duration (at par)                 15.95          5.19            3.42          2.51           1.94            1.55
  First Principal Payment Date                 1              1              1              1              1              1
  Last Principal Payment Date                 242            200            119            83             62              49
  Principal Payment Window (Months)           242            200            119            83             62              49

------------------------------------------------------------------------------------------------------------------------------------
CLASS IIA-1
  Average Life (Years)                       12.43          5.21            3.86          3.04           2.49            2.03
  Modified Duration (at par)                 10.81          4.81            3.63          2.90           2.40            1.97
  First Principal Payment Date                 1              1              1              1              1              1
  Last Principal Payment Date                 254            194            151            119            97              81
  Principal Payment Window (Months)           254            194            151            119            97              81

------------------------------------------------------------------------------------------------------------------------------------
CLASS IIM-1
  Average Life (Years)                       19.46          11.45           8.55          6.67           5.49            4.97
  Modified Duration (at par)                 15.92          10.07           7.76          6.18           5.16            4.72
  First Principal Payment Date                197            72              51            40             39              43
  Last Principal Payment Date                 254            194            151            119            97              81
  Principal Payment Window (Months)            58            123            101            80             59              39

------------------------------------------------------------------------------------------------------------------------------------
CLASS IIM-2
  Average Life (Years)                       19.46          11.45           8.55          6.67           5.46            4.75
  Modified Duration (at par)                 14.96          9.67            7.51          6.02           5.02            4.43
  First Principal Payment Date                197            72              51            40             38              40
  Last Principal Payment Date                 254            194            151            119            97              81
  Principal Payment Window (Months)            58            123            101            80             60              42

------------------------------------------------------------------------------------------------------------------------------------
CLASS IIB-1
  Average Life (Years)                       19.47          11.45           8.55          6.67           5.44            4.68
  Modified Duration (at par)                 13.70          9.11            7.17          5.80           4.85            4.25
  First Principal Payment Date                197            72              51            40             37              38
  Last Principal Payment Date                 254            194            151            119            97              81
  Principal Payment Window (Months)            58            123            101            80             61              44

------------------------------------------------------------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

BOND SUMMARY (TO MATURITY)

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                        0%PPC         50% PPC        75% PPC       100% PPC       125% PPC        150% PPC
-----------------------------------------------------------------------------------------------------------------------------------
CLASS IA-1
  Average Life (Years)                       18.89          5.74            3.83          2.79           2.15            1.71
  Modified Duration (at par)                 15.95          5.28            3.62          2.68           2.09            1.67
  First Principal Payment Date                 1              1              1              1              1              1
  Last Principal Payment Date                 242            241            233            195            147            115
  Principal Payment Window (Months)           242            241            233            195            147            115

-----------------------------------------------------------------------------------------------------------------------------------

CLASS IIA-1
  Average Life (Years)                       12.55          5.36            4.06          3.23           2.65            2.17
  Modified Duration (at par)                 10.89          4.91            3.79          3.06           2.54            2.10
  First Principal Payment Date                 1              1              1              1              1              1
  Last Principal Payment Date                 338            259            249            230            203            176
  Principal Payment Window (Months)           338            259            249            230            203            176

-----------------------------------------------------------------------------------------------------------------------------------

CLASS IIM-1
  Average Life (Years)                       19.88          11.96           9.22          7.32           6.05            5.45
  Modified Duration (at par)                 16.18          10.43           8.25          6.69           5.62            5.12
  First Principal Payment Date                197            72              51            40             39              43
  Last Principal Payment Date                 332            255            241            215            185            158
  Principal Payment Window (Months)           136            184            191            176            147            116

-----------------------------------------------------------------------------------------------------------------------------------

CLASS IIM-2
  Average Life (Years)                       19.86          11.95           9.19          7.28           5.98            5.20
  Modified Duration (at par)                 15.17          9.98            7.94          6.46           5.42            4.79
  First Principal Payment Date                197            72              51            40             38              40
  Last Principal Payment Date                 324            251            232            202            171            145
  Principal Payment Window (Months)           128            180            182            163            134            106

-----------------------------------------------------------------------------------------------------------------------------------

CLASS IIB-1
  Average Life (Years)                       19.74          11.90           9.11          7.19           5.88            5.05
  Modified Duration (at par)                 13.82          9.35            7.50          6.14           5.16            4.52
  First Principal Payment Date                197            72              51            40             37              38
  Last Principal Payment Date                 308            244            217            184            154            129
  Principal Payment Window (Months)           112            173            167            145            118             92

-----------------------------------------------------------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

COLLATERAL OVERVIEW

Irwin Home Equity Loan Trust 2004-1 will consist of two groups of mortgage loans, Loan Group I and Loan Group II.

LOAN GROUP I will consist of (i) adjustable-rate home equity lines of credit, with combined loan-to-value ratios up to 100% secured by first or second mortgages or deeds of trust on residential properties; and (ii) adjustable-rate home equity lines of credit, with combined loan-to-value ratios up to 125% secured by second mortgages or deeds of trust on residential properties.

After the closing date and the pre-funding period, the principal balance of the mortgage loans in loan group I will be approximately $310,696,145.93.

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                         NUMBER OF    UNPAID BALANCE OF   OUTSTANDING AS OF THE
PROGRAM TYPE        MORTGAGE LOANS       MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
HELOC                        3,621      $172,764,411.26                  62.44%
HELOC125                     1,876       103,931,734.67                   37.56
--------------------------------------------------------------------------------
TOTAL:                       5,497      $276,696,145.93                 100.00%
--------------------------------------------------------------------------------

LOAN GROUP II will include fixed-rate mortgage loans which consist of (i) closed-end loans with combined loan-to-value ratios up to 100% secured by first mortgages or deeds of trust on residential properties; (ii) closed-end home equity loans with combined loan-to-value ratios generally up to 100% secured by first or second mortgages or deeds of trust on residential properties; and (iii) closed-end home equity loans with combined loan-to-value ratios generally up to 125% secured by second mortgages or deeds of trust on residential properties.


                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                          NUMBER OF   UNPAID BALANCE OF   OUTSTANDING AS OF THE
PROGRAM TYPE         MORTGAGE LOANS      MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
FIRST                            67      $11,917,976.53                  10.87%
HEL                             450       22,245,945.14                   20.29
HEL125                        1,298       75,475,620.92                   68.84
--------------------------------------------------------------------------------
TOTAL:                        1,815     $109,639,542.59                 100.00%
--------------------------------------------------------------------------------



[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP I COLLATERAL SUMMARY

COMBINED GROUP I (HELOC/HELOC 125)

---------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                            5,497
TOTAL OUTSTANDING LOAN BALANCE:                                         $276,696,145.93
AVERAGE LOAN PRINCIPAL BALANCE:                                              $50,335.85
WA COUPON:                                                                       8.441%
                                                                Index:            Prime
                                                                Reset:          Monthly
WA MARGIN:                                                                       4.442%
WA UTILIZATION:                                                                 96.049%
WA REMAINING TERM TO MATURITY (MONTHS):                                             235
WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                       240
WA FICO(1):                                                                         684
WA LTV                                                                           28.25%
WA CLTV:                                                                        101.67%
WA DEBT-TO-INCOME(2):                                                            39.73%

LIEN POSITION:                                                    1st:            2.17%
                                                                  2nd:           97.83%

PROPERTY TYPE:                                 Single-Family Dwelling:           73.59%
                                                                   PUD           20.44%
                                                                 Condo            5.61%
                                                                 Other            0.36%

OCCUPANCY STATUS:                                      Owner Occupied:           99.22%

GEOGRAPHIC DISTRIBUTION:                                Top 3 States %        CA 29.03%
                                                                               WA 8.11%
                                                                               MD 7.25%

CREDIT QUALITY:                                             Excellent:           82.92%
(per Irwin's Guidelines)                                     Superior:           13.28%
                                                                 Good:            3.79%

PREPAYMENT PENALTY:                             No Prepayment Penalty:            4.01%
---------------------------------------------------------------------------------------

(1) FICO scores for each loan calculated based on FICO scores at loan origination.
(2) Debt to Income ratio assumes interest-only draw period payment at rate in effect at loan origination and is calculated at loan origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP I COLLATERAL SUMMARY

HELOC

--------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                          3,621
TOTAL OUTSTANDING LOAN BALANCE:                                       $172,764,411.26
AVERAGE LOAN PRINCIPAL BALANCE:                                             47,711.80
WA COUPON:                                                                     6.999%
                                                              Index:            Prime
                                                              Reset:          Monthly
WA MARGIN:                                                                     2.999%
WA UTILIZATION:                                                               94.915%
WA REMAINING TERM TO MATURITY (MONTHS):                                           236
WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                     240
WA FICO(1):                                                                       676
WA LTV                                                                         24.81%
WA CLTV:                                                                       90.98%
WA DEBT-TO-INCOME(2):                                                          39.89%

LIEN POSITION:                                                  1st:            3.48%
                                                                2nd:           96.52%

PROPERTY TYPE:                               Single-Family Dwelling:           73.09%
                                                                 PUD           20.66%
                                                               Condo            5.82%
                                                               Other            0.42%

OCCUPANCY STATUS:                                    Owner Occupied:           98.75%

GEOGRAPHIC DISTRIBUTION:                              Top 3 States %        CA 35.72%
                                                                             FL 7.65%
                                                                             MD 6.74%

CREDIT QUALITY:                                           Excellent:           79.56%
(per Irwin's Guidelines)                                   Superior:           15.01%
                                                               Good:            5.43%

PREPAYMENT PENALTY:                           No Prepayment Penalty:            5.16%
--------------------------------------------------------------------------------------

(1) FICO scores for each loan calculated based on FICO scores at loan origination.

(2) Debt to Income ratio assumes interest-only draw period payment at rate in effect at loan origination and is calculated at loan origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP I COLLATERAL SUMMARY

HELOC125

-------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                          1,876
TOTAL OUTSTANDING LOAN BALANCE:                                       $103,931,734.67
AVERAGE LOAN PRINCIPAL BALANCE:                                            $55,400.71
WA COUPON:                                                                    10.839%
                                                               Index:           Prime
                                                               Reset:         Monthly
WA MARGIN:                                                                     6.840%
WA UTILIZATION:                                                               97.934%
WA REMAINING TERM TO MATURITY (MONTHS):                                           233
WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                     240
WA FICO(1):                                                                       696
WA LTV                                                                         33.97%
WA CLTV:                                                                      119.44%
WA DEBT-TO-INCOME(2):                                                          39.47%

LIEN POSITION:                                                   1st:               -
                                                                 2nd:         100.00%

PROPERTY TYPE:                                Single-Family Dwelling:          74.41%
                                                                  PUD          20.08%
                                                                Condo           5.27%
                                                                Other           0.25%

OCCUPANCY STATUS:                                     Owner Occupied:         100.00%

GEOGRAPHIC DISTRIBUTION:                               Top 3 States %       CA 17.90%
                                                                            WA 12.38%
                                                                            AZ 11.58%

CREDIT QUALITY:                                            Excellent:          88.52%
(per Irwin's Guidelines)                                    Superior:          10.41%
                                                                Good:           1.07%

PREPAYMENT PENALTY:                            No Prepayment Penalty:           2.09%
-------------------------------------------------------------------------------------

(1) FICO scores for each loan calculated based on FICO scores at loan origination.

(2) Debt to Income ratio assumes interest-only draw period payment at rate in effect at loan origination and is calculated at loan origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                             PRODUCT TYPE OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                          NUMBER OF    UNPAID BALANCE OF  OUTSTANDING AS OF THE
PROGRAM TYPE         MORTGAGE LOANS       MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
HELOC                         3,621      $172,764,411.26                 62.44%
HELOC125                      1,876       103,931,734.67                  37.56
--------------------------------------------------------------------------------
TOTAL:                        5,497      $276,696,145.93                100.00%
--------------------------------------------------------------------------------


                            LIEN POSITION OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                          NUMBER OF   UNPAID BALANCE OF   OUTSTANDING AS OF THE
LIEN POSITION        MORTGAGE LOANS      MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
1st                              65       $6,003,651.32                   2.17%
2nd                           5,432      270,692,494.61                   97.83
--------------------------------------------------------------------------------
TOTAL:                        5,497     $276,696,145.93                 100.00%
--------------------------------------------------------------------------------



[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                    COMBINED LOAN-TO-VALUE RATIOS OF GROUP I

                                                           PERCENT OF AGGREGATE
COMBINED                                                      PRINCIPAL BALANCE
LOAN-TO-VALUE               NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
RATIO (%)              MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
5.01 - 10.00                        1         $44,994.88                  0.02%
10.01 - 15.00                       4         109,159.04                   0.04
15.01 - 20.00                       3          98,719.47                   0.04
20.01 - 25.00                      10         402,341.79                   0.15
25.01 - 30.00                       6         229,062.54                   0.08
30.01 - 35.00                      14         744,298.21                   0.27
35.01 - 40.00                      13         415,697.56                   0.15
40.01 - 45.00                      10         290,217.42                   0.10
45.01 - 50.00                      27       1,009,125.93                   0.36
50.01 - 55.00                      30       1,195,280.29                   0.43
55.01 - 60.00                      45       1,510,051.16                   0.55
60.01 - 65.00                      59       2,349,990.51                   0.85
65.01 - 70.00                      84       3,440,325.93                   1.24
70.01 - 75.00                     130       5,368,711.51                   1.94
75.01 - 80.00                     267      11,461,695.73                   4.14
80.01 - 85.00                     276      12,349,678.18                   4.46
85.01 - 90.00                     499      22,614,524.51                   8.17
90.01 - 95.00                     462      21,044,622.32                   7.61
95.01 - 100.00                  1,665      85,249,878.86                  30.81
100.01 - 105.00                    96       4,814,820.44                   1.74
105.01 - 110.00                   152       7,170,173.12                   2.59
110.01 - 115.00                   233      12,890,491.08                   4.66
115.01 - 120.00                   324      18,505,131.63                   6.69
120.01 - 125.00                 1,087      63,387,153.82                  22.91
--------------------------------------------------------------------------------
TOTAL:                          5,497    $276,696,145.93                100.00%
--------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the Loans as of the Statistical Calculation Date are approximately 9.27% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the Loans is approximately 101.67%. The "combined loan-to-value ratio" of a Group Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and senior mortgage balance, if any, as of the date of origination of the related Mortgage Loan plus the credit limit of such Mortgage Loan as of the date of origination divided by the appraised value of the mortgaged property at origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                          PRINCIPAL BALANCES OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                              NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
PRINCIPAL BALANCE ($)    MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
0.01 - 25,000.00                  1,319    $24,421,343.21                 8.83%
25,000.01 - 50,000.00             2,181     82,297,484.08                 29.74
50,000.01 - 75,000.00             1,124     69,557,402.45                 25.14
75,000.01 - 100,000.00              511     45,714,558.29                 16.52
100,000.01 - 150,000.00             232     28,725,483.48                 10.38
150,000.01 - 200,000.00              89     15,470,562.33                  5.59
200,000.01 - 250,000.00              22      4,926,887.76                  1.78
250,000.01 - 300,000.00              17      4,830,537.09                  1.75
300,000.01 - 350,000.00               1        333,387.24                  0.12
400,000.01 - 450,000.00               1        418,500.00                  0.15
--------------------------------------------------------------------------------
TOTAL:                            5,497   $276,696,145.93               100.00%
--------------------------------------------------------------------------------

The average unpaid principal balance of the Mortgage Loans as of the Statistical Calculation Date is $50,335.85. All principal balances are as of the Statistical Calculation Date.


                       MORTGAGE INTEREST RATES OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                           NUMBER OF  UNPAID BALANCE OF   OUTSTANDING AS OF THE
MORTGAGE RATES (%)    MORTGAGE LOANS     MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
0.001 - 5.000                  1,032     $42,533,690.06                  15.37%
5.001 - 6.000                    477      23,983,326.45                    8.67
6.001 - 7.000                    570      29,753,122.89                   10.75
7.001 - 8.000                    477      24,468,358.26                    8.84
8.001 - 9.000                    469      26,197,519.51                    9.47
9.001 - 10.000                   658      37,929,118.11                   13.71
10.001 - 11.000                  710      39,343,595.19                   14.22
11.001 - 12.000                  562      27,359,193.15                    9.89
12.001 - 13.000                  382      18,330,323.53                    6.62
13.001 - 14.000                  126       5,637,619.69                    2.04
14.001 - 15.000                   26         878,766.77                    0.32
15.001 - 16.000                    7         233,169.78                    0.08
16.001 - 17.000                    1          48,342.54                    0.02
--------------------------------------------------------------------------------
TOTAL:                         5,497    $276,696,145.93                 100.00%
--------------------------------------------------------------------------------

The weighted average mortgage interest rate of the Mortgage Loans as of the Statistical Calculation Date is approximately 8.441% per annum. All mortgage rates are as of the Statistical Calculation Date.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                      MORTGAGED PROPERTIES SECURING GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                             NUMBER OF UNPAID BALANCE OF  OUTSTANDING AS OF THE
PROPERTY TYPE           MORTGAGE LOANS    MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
Single Family                    4,119   $203,608,239.63                 73.59%
PUD                              1,003     56,568,577.06                  20.44
CONDO                              352     15,533,577.63                   5.61
Single Family -Attached              9        351,400.83                   0.13
2-4 UNITS                           14        634,350.78                   0.23
--------------------------------------------------------------------------------
TOTAL:                           5,497   $276,696,145.93                100.00%
--------------------------------------------------------------------------------


                      ORIGINAL TERM TO MATURITY OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                             NUMBER OF UNPAID BALANCE OF  OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)  MORTGAGE LOANS    MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
240                              5,497   $276,696,145.93                100.00%
--------------------------------------------------------------------------------
TOTAL:                           5,497   $276,696,145.93                100.00%
--------------------------------------------------------------------------------

The weighted average original term to maturity of the Mortgage Loans as of the Statistical Calculation Date is approximately 240 months.


                      REMAINING TERM TO MATURITY OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                              NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
REMAINING TERM (MONTHS)  MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
(less than or equal
  to) 170                             1        $43,272.46                 0.02%
211 - 220                             6        375,979.87                  0.14
221 - 230                           816     43,867,356.09                 15.85
231 - 240                         4,674    232,409,537.51                 83.99
--------------------------------------------------------------------------------
TOTAL:                            5,497   $276,696,145.93               100.00%
--------------------------------------------------------------------------------

The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date is approximately 235 months.

                         YEAR OF ORIGINATION OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
ORIGINATION DATE       MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
2001                                1         $44,300.00                  0.02%
2002                                6         356,050.34                   0.13
2003                            2,291     121,361,644.66                  43.86
2004                            3,199     154,934,150.93                  55.99
--------------------------------------------------------------------------------
TOTAL:                          5,497    $276,696,145.93                100.00%
--------------------------------------------------------------------------------

The earliest month and year of origination of any Mortgage Loan as of the Statistical Calculation Date is 11/30/2001 and the latest month and year of origination of any Mortgage Loan as of the Statistical Calculation Date is 6/30/2004.

[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------


                            OCCUPANCY TYPE OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
OWNER OCCUPANCY        MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
OWNER OCCUPANCY                 5,454    $274,544,438.39                 99.22%
INVESTMENT PROPERTY                43       2,151,707.54                   0.78
--------------------------------------------------------------------------------
TOTAL:                          5,497    $276,696,145.93                100.00%
--------------------------------------------------------------------------------


                            CREDIT QUALITY OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
CREDIT QUALITY         MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
Excellent                       4,396    $229,449,757.66                 82.92%
Superior                          845      36,749,023.11                  13.28
Good                              256      10,497,365.16                   3.79
--------------------------------------------------------------------------------
TOTAL:                          5,497    $276,696,145.93                100.00%
--------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good in descending order.


                       GEOGRAPHIC DISTRIBUTION OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                           NUMBER OF   UNPAID BALANCE OF  OUTSTANDING AS OF THE
 STATE                MORTGAGE LOANS      MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
California                     1,276      $80,314,515.68                 29.03%
Washington                       435       22,432,396.71                   8.11
Maryland                         384       20,069,863.05                   7.25
Florida                          394       17,240,612.25                   6.23
Colorado                         325       16,883,947.96                   6.10
Arizona                          348       16,803,467.21                   6.07
Illinois                         314       14,000,546.62                   5.06
Virginia                         219       11,129,225.47                   4.02
Pennsylvania                     225        9,073,062.94                   3.28
Ohio                             225        8,837,403.14                   3.19
Michigan                         191        8,505,809.19                   3.07
Oregon                           151        7,006,906.49                   2.53
Indiana                          189        6,779,751.67                   2.45
Other                            821       37,618,637.55                  13.60
--------------------------------------------------------------------------------
TOTAL:                         5,497     $276,696,145.93                100.00%
--------------------------------------------------------------------------------


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
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disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                     DEBT-TO-INCOME RATIOS OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
DEBT TO INCOME (%)     MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
0.001 - 5.000                       1         $29,472.62                  0.01%
5.001 - 10.000                      6         272,799.05                   0.10
10.001 - 15.000                    23       1,335,276.49                   0.48
15.001 - 20.000                    98       3,804,928.24                   1.38
20.001 - 25.000                   267      11,038,872.27                   3.99
25.001 - 30.000                   559      24,684,823.26                   8.92
30.001 - 35.000                   799      35,851,353.76                  12.96
35.001 - 40.000                 1,015      49,797,925.98                  18.00
40.001 - 45.000                 1,089      56,800,439.02                  20.53
45.001 - 50.000                 1,495      83,302,457.14                  30.11
50.001 - 55.000                   145       9,777,798.10                   3.53
--------------------------------------------------------------------------------
TOTAL:                          5,497    $276,696,145.93                100.00%
--------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the Mortgage Loans as of the Statistical Calculation Date is approximately 39.73%. Debt-to-income ratios were calculated as of the date of origination of the HELOC. The figures assume an interest-only draw period minimum monthly payment at the interest rate in effect at account opening.


                         PREPAYMENT PENALTY FOR GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
PREPAYMENT PENALTY            NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)   MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
No Prepayment Penalty               204    $11,086,798.75                 4.01%
24                                   22      1,129,395.62                  0.41
36                                2,139    121,041,874.64                 43.75
48                                   10        528,183.88                  0.19
60                                3,122    142,909,893.04                 51.65
--------------------------------------------------------------------------------
TOTAL:                            5,497   $276,696,145.93               100.00%
--------------------------------------------------------------------------------

                         DELINQUENCY STATUS FOR GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
DELINQUENCY                  NUMBER OF  UNPAID BALANCE OF OUTSTANDING AS OF THE
STATUS (DAYS)           MORTGAGE LOANS     MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
(less than or equal
   to) 0                         5,292    $265,715,242.94                96.03%
1 - 29                             205      10,980,902.99                  3.97
--------------------------------------------------------------------------------
TOTAL:                           5,497    $276,696,145.93               100.00%
--------------------------------------------------------------------------------


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                             FICO SCORES OF GROUP I

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                          NUMBER OF   UNPAID BALANCE OF   OUTSTANDING AS OF THE
FICO                 MORTGAGE LOANS      MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
580 - 599                       106       $5,276,754.32                   1.91%
600 - 619                       279       14,668,490.43                    5.30
620 - 639                       520       23,206,457.05                    8.39
640 - 659                       617       30,314,074.91                   10.96
660 - 679                     1,098       60,284,871.13                   21.79
680 - 699                       988       51,779,222.33                   18.71
700 - 719                       746       38,725,724.68                   14.00
720 - 739                       439       22,624,693.81                    8.18
740 - 759                       309       14,385,198.36                    5.20
760 - 779                       206        8,289,538.17                    3.00
780 - 799                       130        4,975,070.90                    1.80
800 (greater than
  or equal to)                   59        2,166,049.84                    0.78
--------------------------------------------------------------------------------
TOTAL:                        5,497     $276,696,145.93                 100.00%
--------------------------------------------------------------------------------

The weighted average FICO of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 684. The FICO scores were determined at each loan's date of origination.


              CREDIT LIMIT UTILIZATION RATES OF GROUP I COLLATERAL

                                                                 % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
CREDIT LIMIT              NUMBER OF OUTSTANDING AS OF THE OUTSTANDING AS OF THE
UTILIZATION RATE (%) MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
--------------------------------------------------------------------------------
0.001 - 10.000                   26           $128,269.31                 0.05%
10.001 - 20.000                  51            502,288.13                  0.18
20.001 - 30.000                  60            916,591.38                  0.33
30.001 - 40.000                  73          1,716,258.25                  0.62
40.001 - 50.000                 100          2,761,247.53                  1.00
50.001 - 60.000                  87          2,699,496.51                  0.98
60.001 - 70.000                 104          3,724,630.34                  1.35
70.001 - 80.000                 150          6,010,377.11                  2.17
80.001 - 90.000                 202          9,370,022.67                  3.39
90.001 - 100.000              4,644        248,866,964.70                 89.94
--------------------------------------------------------------------------------
TOTAL:                        5,497       $276,696,145.93               100.00%
--------------------------------------------------------------------------------

The weighted average credit limit utilization rate of the Group I collateral as of the Statistical Calculation Date is approximately 96.05%.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                      RATE FLOOR OF GROUP I MORTGAGE LOANS

                                                                 % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
INTEREST RATE FLOOR       NUMBER OF OUTSTANDING AS OF THE OUTSTANDING AS OF THE
(%)                  MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
--------------------------------------------------------------------------------
1.000 - 1.999                   523        $20,615,517.30                 7.45%
2.000 - 2.999                   484         20,670,835.72                  7.47
3.000 - 3.999                   474         23,783,457.71                  8.60
4.000 - 4.999                   574         29,347,144.00                 10.61
5.000 - 5.999                   477         25,151,593.81                  9.09
6.000 - 6.999                   441         24,106,829.07                  8.71
7.000 - 7.999                   623         35,934,301.62                 12.99
8.000 - 8.999                   714         40,083,206.30                 14.49
9.000 - 9.999                   584         28,899,317.33                 10.44
10.000 - 10.999                 403         19,352,789.66                  6.99
11.000 - 11.999                 159          7,313,672.09                  2.64
12.000 - 12.999                  32          1,108,377.09                  0.40
13.000 - 13.999                   8            280,761.69                  0.10
14.000 - 14.999                   1             48,342.54                  0.02
--------------------------------------------------------------------------------
TOTAL:                        5,497       $276,696,145.93               100.00%
--------------------------------------------------------------------------------

The weighted average rate floor of the Group I collateral as of the Statistical Calculation Date is approximately 6.476% per annum.


                     RATE CEILING OF GROUP I MORTGAGE LOANS

                                                                 % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                          NUMBER OF OUTSTANDING AS OF THE OUTSTANDING AS OF THE
RATE CEILING (%)     MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
--------------------------------------------------------------------------------
11.000 - 11.999                 523        $20,615,517.30                 7.45%
12.000 - 12.999                 484         20,670,835.72                  7.47
13.000 - 13.999                 474         23,783,457.71                  8.60
14.000 - 14.999                 574         29,347,144.00                 10.61
15.000 - 15.999                 477         25,151,593.81                  9.09
16.000 - 16.999                 441         24,106,829.07                  8.71
17.000 - 17.999                 623         35,934,301.62                 12.99
18.000 - 18.999                 719         40,270,160.16                 14.55
19.000 - 19.999                 583         28,849,617.26                 10.43
20.000 - 20.999                 399         19,215,535.87                  6.94
21.000 - 21.999                 159          7,313,672.09                  2.64
22.000 - 22.999                  32          1,108,377.09                  0.40
23.000 - 23.999                   8            280,761.69                  0.10
24.000 - 24.999                   1             48,342.54                  0.02
--------------------------------------------------------------------------------
TOTAL:                        5,497       $276,696,145.93               100.00%
--------------------------------------------------------------------------------

The weighted average rate ceiling of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 16.474% per annum.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                      MARGIN RATE OF GROUP I MORTGAGE LOANS

                                                                 % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                          NUMBER OF OUTSTANDING AS OF THE OUTSTANDING AS OF THE
MARGIN (%)           MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
--------------------------------------------------------------------------------
(less than or equal
  to) -0.001                    523        $20,615,517.30                 7.45%
0.000 - 0.499                   250         10,123,993.62                  3.66
0.500 - 0.999                   234         10,546,842.10                  3.81
1.000 - 1.499                   189          8,323,291.99                  3.01
1.500 - 1.999                   287         15,538,534.07                  5.62
2.000 - 2.499                   239         12,389,665.79                  4.48
2.500 - 2.999                   333         16,879,109.86                  6.10
3.000 - 3.499                   194         10,251,817.56                  3.71
3.500 - 3.999                   284         14,922,416.83                  5.39
4.000 - 4.499                   190         10,257,298.76                  3.71
4.500 - 4.999                   257         14,401,245.95                  5.20
5.000 - 5.499                   194         10,314,129.35                  3.73
5.500 - 5.999                   460         27,350,952.43                  9.88
6.000 - 6.499                   283         16,069,249.45                  5.81
6.500 - 6.999                   418         22,903,853.50                  8.28
7.000 - 7.499                   247         13,014,609.30                  4.70
7.500 - 7.999                   332         15,642,297.55                  5.65
8.000 - 8.499                   241         11,806,299.35                  4.27
8.500 - 8.999                   148          6,899,819.64                  2.49
9.000 - 9.499                   106          4,956,495.81                  1.79
9.500 - 9.999                    52          2,264,726.63                  0.82
10.000 - 10.499                  15            458,032.12                  0.17
10.500 - 10.999                  12            436,842.74                  0.16
11.000 - 11.499                   6            175,461.69                  0.06
11.500 - 11.999                   2            105,300.00                  0.04
12.000 - 12.499                   1             48,342.54                  0.02
--------------------------------------------------------------------------------
TOTAL:                        5,497       $276,696,145.93               100.00%
--------------------------------------------------------------------------------

The weighted average margin of the Group I collateral as of the Statistical Calculation Date is approximately 4.442% per annum.



[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP II COLLATERAL SUMMARY

COMBINED GROUP II (FIRST/HEL/HEL 125)

------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                         1,815
TOTAL OUTSTANDING LOAN BALANCE:                                      $109,639,542.59
AVERAGE LOAN PRINCIPAL BALANCE:                                           $60,407.46
WA COUPON:                                                                   10.493%
WA REMAINING TERM TO MATURITY (MONTHS):                                          269
WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                    273
WA FICO(1):                                                                      686
WA LTV                                                                        37.54%
WA CLTV:                                                                     112.88%
WA DEBT-TO-INCOME(1):                                                         42.58%

LIEN POSITION:                                                  1st:          11.09%
                                                                2nd:          88.91%

PROPERTY TYPE:                               Single-Family Dwelling:          72.86%
                                                                 PUD          24.10%
                                                               Condo           2.98%
                                                               Other           0.06%

OCCUPANCY STATUS:                                    Owner Occupied:         100.00%

GEOGRAPHIC DISTRIBUTION:                              Top 3 States %       CA 13.76%
                                                                           FL 10.05%
                                                                            WA 6.48%

CREDIT QUALITY:                                           Excellent:          90.21%
(per Irwin's Guidelines)                                   Superior:           7.96%
                                                               Good:           1.75%
                                                               Fair:           0.08%

PREPAYMENT PENALTY:                           No Prepayment Penalty:          15.40%
------------------------------------------------------------------------------------

(1)  Based on FICO scores and debt-to-income ratios at loan origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP II COLLATERAL SUMMARY


FIRST

-----------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                           67
TOTAL OUTSTANDING LOAN BALANCE:                                      $11,917,976.53
AVERAGE LOAN PRINCIPAL BALANCE:                                         $117,880.25
WA COUPON:                                                                   6.157%
WA REMAINING TERM TO MATURITY (MONTHS):                                         345
WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                   347
WA FICO(1):                                                                     698
WA LTV                                                                       81.18%
WA CLTV:                                                                     99.30%
WA DEBT-TO-INCOME(1):                                                        41.97%

LIEN POSITION:                                                  1st:        100.00%
                                                                2nd:              -

PROPERTY TYPE:                               Single-Family Dwelling:         70.15%
                                                                 PUD         29.85%
                                                               Condo              -
                                                               Other              -

OCCUPANCY STATUS:                                    Owner Occupied:        100.00%

GEOGRAPHIC DISTRIBUTION:                              Top 3 States %      CA 26.37%
                                                                          MD 12.68%
                                                                          OH 11.45%

CREDIT QUALITY:                                           Excellent:         90.46%
(per Irwin's Guidelines)                                   Superior:          6.09%
                                                               Good:          2.69%
                                                               Fair:          0.76%

PREPAYMENT PENALTY:                           No Prepayment Penalty:          1.11%
-----------------------------------------------------------------------------------

(1)  Based on FICO scores and debt-to-income ratios at loan origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP II COLLATERAL SUMMARY


HEL

------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                           450
TOTAL OUTSTANDING LOAN BALANCE:                                       $22,245,945.14
AVERAGE LOAN PRINCIPAL BALANCE:                                           $49,435.43
WA COUPON:                                                                   10.977%
WA REMAINING TERM TO MATURITY (MONTHS):                                          253
WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                    258
WA FICO(1):                                                                      656
WA LTV                                                                        24.85%
WA CLTV:                                                                      97.90%
WA DEBT-TO-INCOME(1):                                                         43.45%

LIEN POSITION:                                                   1st:          1.09%
                                                                 2nd:         98.91%

PROPERTY TYPE:                                Single-Family Dwelling:         77.70%
                                                                  PUD         18.89%
                                                                Condo          3.10%
                                                                Other          0.31%

OCCUPANCY STATUS:                                     Owner Occupied:        100.00%

GEOGRAPHIC DISTRIBUTION:                               Top 3 States %      CA 23.29%
                                                                            VA 9.80%
                                                                            FL 9.71%

CREDIT QUALITY:                                            Excellent:         79.07%
(per Irwin's Guidelines)                                    Superior:         17.04%
                                                                Good:          3.88%

PREPAYMENT PENALTY:                            No Prepayment Penalty:         12.47%
------------------------------------------------------------------------------------

(1)  Based on FICO scores and debt-to-income ratios at loan origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP II COLLATERAL SUMMARY


HEL 125

-----------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                        1,298
TOTAL OUTSTANDING LOAN BALANCE:                                      $75,475,620.92
AVERAGE LOAN PRINCIPAL BALANCE:                                          $58,147.63
WA COUPON:                                                                  11.035%
WA REMAINING TERM TO MATURITY (MONTHS):                                         261
WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                   266
WA FICO(1):                                                                     694
WA LTV                                                                       34.39%
WA CLTV:                                                                    119.44%
WA DEBT-TO-INCOME(1):                                                        42.42%

LIEN POSITION:                                                  1st:              -
                                                                2nd:        100.00%

PROPERTY TYPE:                               Single-Family Dwelling:         71.85%
                                                                 PUD         24.73%
                                                               Condo          3.42%
                                                               Other              -

OCCUPANCY STATUS:                                    Owner Occupied:        100.00%

GEOGRAPHIC DISTRIBUTION:                              Top 3 States %      FL 10.95%
                                                                           CA 8.97%
                                                                           CO 7.66%

CREDIT QUALITY:                                           Excellent:         93.46%
(per Irwin's Guidelines)                                   Superior:          5.58%
                                                               Good:          0.97%

PREPAYMENT PENALTY:                           No Prepayment Penalty:         18.52%
-----------------------------------------------------------------------------------

(1)  Based on FICO scores and debt-to-income ratios at loan origination.



[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                            PRODUCT TYPE OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
PROGRAM TYPE           MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
FIRST                              67     $11,917,976.53                 10.87%
HEL                               450      22,245,945.14                  20.29
HEL125                          1,298      75,475,620.92                  68.84
--------------------------------------------------------------------------------
TOTAL:                          1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------


                            LIEN POSITION OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                           NUMBER OF   UNPAID BALANCE OF  OUTSTANDING AS OF THE
LIEN POSITION         MORTGAGE LOANS      MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
1st                               71      $12,160,261.55                 11.09%
2nd                            1,744       97,479,281.04                  88.91
--------------------------------------------------------------------------------
TOTAL:                         1,815     $109,639,542.59                100.00%
--------------------------------------------------------------------------------


                    COMBINED LOAN-TO-VALUE RATIOS OF GROUP II

                                                           PERCENT OF AGGREGATE
COMBINED                                                      PRINCIPAL BALANCE
LOAN-TO-VALUE              NUMBER OF   UNPAID BALANCE OF  OUTSTANDING AS OF THE
RATIO (%)             MORTGAGE LOANS      MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
40.01 - 45.00                      1         $159,807.76                  0.15%
45.01 - 50.00                      2          507,814.53                   0.46
50.01 - 55.00                      1          229,729.97                   0.21
70.01 - 75.00                      2          431,474.81                   0.39
75.01 - 80.00                      4        1,247,819.24                   1.14
80.01 - 85.00                      4          503,438.39                   0.46
85.01 - 90.00                      4          615,286.52                   0.56
90.01 - 95.00                     80        4,403,652.45                   4.02
95.01 - 100.00                   389       21,490,765.03                  19.60
100.01 - 105.00                   51        3,455,137.22                   3.15
105.01 - 110.00                  105        5,960,559.74                   5.44
110.01 - 115.00                  154        8,453,221.49                   7.71
115.01 - 120.00                  242       15,126,996.20                  13.80
120.01 - 125.00                  776       47,053,839.24                  42.92
--------------------------------------------------------------------------------
TOTAL:                         1,815     $109,639,542.59                100.00%
--------------------------------------------------------------------------------


The minimum and maximum combined loan-to-value ratios of the Loans as of the Statistical Calculation Date are approximately 40.05% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the Loans is approximately 112.88%. The "combined loan-to-value ratio" of a Group Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and senior mortgage balance, if any, as of the date of origination of the related Mortgage Loan plus the credit limit of such Mortgage Loan as of the date of origination divided by the appraised value of the mortgaged property at origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                         PRINCIPAL BALANCES OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                              NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
PRINCIPAL BALANCE ($)    MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
0.01 - 25,000.00                    168     $3,525,200.97                 3.22%
25,000.01 - 50,000.00               716     27,682,419.65                 25.25
50,000.01 - 75,000.00               523     32,809,270.77                 29.92
75,000.01 - 100,000.00              267     23,641,896.58                 21.56
100,000.01 - 150,000.00              94     11,616,575.16                 10.60
150,000.01 - 200,000.00              25      4,327,896.08                  3.95
200,000.01 - 250,000.00              11      2,447,388.72                  2.23
250,000.01 - 300,000.00               6      1,579,476.31                  1.44
300,000.01 - 350,000.00               2        661,489.49                  0.60
350,000.01 - 400,000.00               1        374,559.73                  0.34
400,000.01 - 450,000.00               1        424,000.00                  0.39
500,000.01 - 550,000.00               1        549,369.13                  0.50
--------------------------------------------------------------------------------
TOTAL:                            1,815   $109,639,542.59               100.00%
--------------------------------------------------------------------------------

The average unpaid principal balance of the Mortgage Loans as of the Statistical Calculation Date is $60,407.46. All principal balances are as of the Statistical Calculation Date.


                       MORTGAGE INTEREST RATES OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
MORTGAGE RATES (%)     MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
0.001 - 5.000                       8      $1,574,279.18                  1.44%
5.001 - 6.000                      39       6,675,454.36                   6.09
6.001 - 7.000                      16       1,065,106.87                   0.97
7.001 - 8.000                      39       3,564,143.09                   3.25
8.001 - 9.000                      67       4,314,765.93                   3.94
9.001 - 10.000                    260      16,580,491.79                  15.12
10.001 - 11.000                   473      29,606,638.71                  27.00
11.001 - 12.000                   459      25,927,373.85                  23.65
12.001 - 13.000                   274      13,287,414.85                  12.12
13.001 - 14.000                   149       6,018,726.51                   5.49
14.001 - 15.000                    19         714,833.88                   0.65
15.001 - 16.000                     6         164,783.12                   0.15
16.001 - 17.000                     3          83,013.91                   0.08
17.001 - 18.000                     3          62,516.54                   0.06
--------------------------------------------------------------------------------
TOTAL:                          1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------

The weighted average mortgage interest rate of the Mortgage Loans as of the Statistical Calculation Date is approximately 10.493% per annum. All mortgage rates are as of the Statistical Calculation Date.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                     MORTGAGED PROPERTIES SECURING GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                              NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
PROPERTY TYPE            MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
Single Family                     1,349    $79,878,626.51                72.86%
PUD                                 391     26,425,950.80                 24.10
CONDO                                73      3,266,092.86                  2.98
2-4 UNITS                             1         43,577.66                  0.04
Single Family -Attached               1         25,294.76                  0.02
--------------------------------------------------------------------------------
TOTAL:                            1,815   $109,639,542.59               100.00%
--------------------------------------------------------------------------------


                      ORIGINAL TERM TO MATURITY OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                              NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)   MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
60                                    1        $18,742.22                 0.02%
120                                  37      1,524,520.74                  1.39
180                                 456     20,368,237.92                 18.58
240                                 249     14,012,398.57                 12.78
300                               1,013     62,766,942.36                 57.25
360                                  59     10,948,700.78                  9.99
--------------------------------------------------------------------------------
TOTAL:                            1,815   $109,639,542.59               100.00%
--------------------------------------------------------------------------------

The weighted average original term to maturity of the Mortgage Loans as of the Statistical Calculation Date is approximately 273 months.


                     REMAINING TERM TO MATURITY OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                              NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
REMAINING TERM (MONTHS)  MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
(less than other
  equal to) 170                      70     $2,546,922.31                 2.32%
171 - 180                           424     19,364,578.57                 17.66
211 - 220                             2        153,759.24                  0.14
231 - 240                           248     13,919,202.31                 12.70
271 - 280                             7        277,027.41                  0.25
281 - 290                             2        124,491.15                  0.11
291 - 300                         1,003     62,304,860.82                 56.83
321 - 330                             1         90,721.44                  0.08
341 - 350                             3        416,128.11                  0.38
351 - 360                            55     10,441,851.23                  9.52
--------------------------------------------------------------------------------
TOTAL:                            1,815   $109,639,542.59               100.00%
--------------------------------------------------------------------------------

The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date is approximately 269 months.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                         YEAR OF ORIGINATION OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
ORIGINATION DATE       MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
1998                               10        $339,135.12                  0.31%
1999                               16         502,227.55                   0.46
2001                                1          90,721.44                   0.08
2002                               17         680,375.19                   0.62
2003                              434      23,823,948.10                  21.73
2004                            1,337      84,203,135.19                  76.80
--------------------------------------------------------------------------------
TOTAL:                          1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------

The earliest month and year of origination of any Mortgage Loan as of the Statistical Calculation Date is 7/15/1998 and the latest month and year of origination of any Mortgage Loan as of the Statistical Calculation Date is 4/30/2004.


                           OCCUPANCY TYPE OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
OWNER OCCUPANCY        MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
OWNER OCCUPANCY                 1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------
TOTAL:                          1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------


                           CREDIT QUALITY OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
CREDIT QUALITY         MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
Excellent                       1,587     $98,908,427.83                 90.21%
Superior                          184       8,726,809.28                   7.96
Good                               43       1,913,584.04                   1.75
Fair                                1          90,721.44                   0.08
--------------------------------------------------------------------------------
TOTAL:                          1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good to Fair in descending order.

[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                       GEOGRAPHIC DISTRIBUTION OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
STATE                  MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
California                        166     $15,091,615.51                 13.76%
Florida                           200      11,017,729.64                  10.05
Washington                        124       7,108,569.39                   6.48
Pennsylvania                      124       6,923,529.87                   6.31
Colorado                          107       6,808,001.39                   6.21
Maryland                           99       6,763,080.91                   6.17
Virginia                          111       6,726,939.11                   6.14
Ohio                              102       5,593,445.72                   5.10
Arizona                            91       5,284,173.26                   4.82
Michigan                           81       4,341,096.98                   3.96
Oregon                             52       3,259,775.36                   2.97
Illinois                           44       2,850,145.23                   2.60
Georgia                            47       2,748,221.29                   2.51
Other                             467      25,123,218.93                  22.91
--------------------------------------------------------------------------------
TOTAL:                          1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------


                        DEBT-TO-INCOME RATIOS OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
DEBT TO INCOME (%)     MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
10.001 - 15.000                     1         $74,312.98                  0.07%
15.001 - 20.000                     7         566,441.80                   0.52
20.001 - 25.000                    32       1,622,639.19                   1.48
25.001 - 30.000                   111       5,763,608.50                   5.26
30.001 - 35.000                   217      12,022,828.81                  10.97
35.001 - 40.000                   337      18,278,677.59                  16.67
40.001 - 45.000                   407      25,511,729.07                  23.27
45.001 - 50.000                   365      24,252,136.25                  22.12
50.001 - 55.000                   338      21,547,168.40                  19.65
--------------------------------------------------------------------------------
TOTAL:                          1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the Mortgage Loans as of the Statistical Calculation Date is approximately 42.58%. The debt-to-income ratio was determined at each loan's date of origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                         PREPAYMENT PENALTY FOR GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
PREPAYMENT PENALTY           NUMBER OF UNPAID BALANCE OF  OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)  MORTGAGE LOANS    MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
No Prepayment Penalty              278    $16,882,435.82                 15.40%
12                                   7        593,628.24                   0.54
24                                   2        167,351.09                   0.15
36                               1,212     77,691,847.58                  70.86
48                                   8        443,993.00                   0.40
60                                 308     13,860,286.86                  12.64
--------------------------------------------------------------------------------
TOTAL:                           1,815   $109,639,542.59                100.00%
--------------------------------------------------------------------------------


                         DELINQUENCY STATUS FOR GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
DELINQUENCY                 NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
STATUS (DAYS)          MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
(less than or
  equal to) 0                   1,633     $99,173,896.83                 90.45%
1 - 29                            182      10,465,645.76                   9.55
--------------------------------------------------------------------------------
TOTAL:                          1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------


                             FICO SCORES OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
FICO                   MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
560 - 579                           1         $31,040.63                  0.03%
580 - 599                          18         973,390.55                   0.89
600 - 619                          56       2,462,845.51                   2.25
620 - 639                         130       6,285,020.33                   5.73
640 - 659                         100       6,689,494.42                   6.10
660 - 679                         569      32,765,761.26                  29.88
680 - 699                         421      26,238,301.61                  23.93
700 - 719                         275      18,074,274.57                  16.49
720 - 739                         138       8,009,723.35                   7.31
740 - 759                          72       4,945,316.83                   4.51
760 - 779                          18       1,149,016.09                   1.05
780 - 799                          14       1,495,995.73                   1.36
800 (greater than or equal to)      3         519,361.71                   0.47
--------------------------------------------------------------------------------
TOTAL:                          1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------

The weighted average FICO of the Mortgage Loans as of the Statistical Calculation Date is approximately 686. The FICO scores were determined at each loan's date of origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

CSFB CONTACTS

================================================================================
                              NAME                               PHONE EXTENSION
--------------------------------------------------------------------------------
ASSET FINANCE:                John Herbert                       (212) 325-2412
                              Kenny Rosenberg                    (212) 325-3587
                              Ryan Stroker                       (212) 325-0391
                              Balazs Foldvari - Structuring      (212) 538-3549
                              David Steinberg - Collateral       (212) 325-2774
                              Anastasios Argeros - Collateral    (212) 325-0392

ASSET BACKED SYNDICATION:     Tricia Hazelwood                   (212) 325-8549
                              Melissa Simmons                    (212) 325-8549
                              Jim Drvostep                       (212) 325-8549


================================================================================














[CREDIT SUISSE FIRST BOSTON LOGO]                            [BEAR STEARNS LOGO]